Gap Inc. Fiscal 2020 Katrina O’ConnellCHIEF FINANCIAL OFFICERSonia SyngalCHIEF EXECUTIVE OFFICER FOURTH QUARTER & FISCAL YEAR EARNINGS RESULTS

Forward Looking Statements This conference call and webcast contain forward-looking statements within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. All statements other than those that are purely historical are forward-looking statements. Forward-looking statements include statements identified as such in our March 4, 2021 press release. Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause our actual results to differ materially from those in the forward-looking statements. Additional information regarding factors that could cause results to differ can be found in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on June 9, 2020, as well as the Company’s subsequent filings with the Securities and Exchange Commission. These forward-looking statements are based on information as of March 4, 2021. We assume no obligation to publicly update or revise our forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized. SEC Regulation G This presentation includes the non-GAAP measure free cash flow, adjusted operating income and adjusted operating expense. The description and reconciliation of these measures from GAAP is included in our March 4, 2021 earnings press release, which is available on investors.gapinc.com. Forward Looking Statements / Non-GAAP Financial Measures 2

Statement from the CEO

In an unprecedented year, I couldn't be prouder of what our employees have accomplished together. Our powerful brands moved to offense with purpose-led marketing and strength in relevant categories, like Active and Fleece, allowing us to gain meaningful market share quarter-over-quarter in a fragmented environment. This was enabled by our $6 billion online business and advantaged digital capabilities allowing us to expand our reach to more than 183 million customers this year.

SONIA SYNGAL, CHIEF EXECUTIVE OFFICER, GAP INC.
MARCH 4, 2021

OLD NAVY GAP BANANA REPUBLIC ATHLETA

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Power Plan 2023 Power of our Brands Grow four purpose-led, billion-dollar lifestyle brands Power of our Portfolio Extend our customer reach across every age, body and occasion through our collective power Power of our Platform Leverage our omni capabilities and scaled operations and extend our engineered approach to cost and growth

5 • Comparable sales flat • 49% increase in online net sales year-over-year • Third consecutive quarter of improved net sales • Ended the year with $2.4 billion in cash, cash equivalents and short- term investments Q4 2020 Financial Highlights

Q4 2020 Q4 2019 Q4 2020 vs. Q4 2019 Net Sales $4,424 $4,674 (5%) Gross Profit % of Sales $1,668 37.7% $1,674 35.8% +0% +190 bps Merchandise Margin B/(W) LY ROD % of Sales B/(W) LY (210 bps) +400 bps +20 bps +0 bps Operating Expenses % of Sales $1,534 34.7% $1,919 41.1% (20%) (640 bps) Operating Income (Loss) % of Sales $134 3.0% ($245) (5.2%) +$379 +820 bps Net Income (Loss) Diluted EPS $234 $0.61 ($184) ($0.49) +$418 +$1.10 ( $ M i l l i o n s ) 6 Q4 2020 P&L Summary

( $ M i l l i o n s ) 7 Q4 2020 Adjusted Operating Expense / Income (a) Represents trade name impairment of $31 million as well as store asset and operating lease asset impairment of $25 million. 13 Weeks Ended January 30, 2021 Operating Expenses Operating Expenses as a % of Net Sales Operating expenses, as reported 1,534$ 34.7% Less: Non-cash impairment charges related to Intermix (a) (56) (1.3)% Adjusted operating expenses 1,478$ 33.4% ($ in millions) 13 Weeks Ended January 30, 2021 Operating Income Operating Income as a % of Net Sales Operating income, as reported 134$ 3.0% Add: Non-cash impairment charges related to Intermix (a) 56 1.3% Adjusted operating income 190$ 4.3% Reflects non-cash impairment charges related to Intermix

FY 2020 Financial Highlights 8 • Unveiled the company’s Power Plan 2023 strategy • Delivered over $6 billion in sales online; 45% of total net sales • Higher-margin Old Navy and Athleta were 63% of company sales • Surpassed $1 billion in sales at Athleta with 16% annual sales growth

( $ M i l l i o n s ) 9 FY 2020 FY 2019 FY 2020 vs. FY 2019 Net Sales $13,800 $16,383 (16%) Gross Profit % of Sales Merchandise Margin B/(W) LY ROD % of Sales B/(W) LY $4,705 34.1% (410bps) +80 bps $6,133 37.4% (60bps) (10bps) (23%) (330 bps) Operating Expenses % of Sales $5,567 40.3% $5,559 33.9% +0% +640 bps Operating Income (Loss) % of Sales ($862) (6.2%) $574 3.5% ($1,436) (970 bps) Net Income (Loss) Diluted EPS ($665) ($1.78) $351 $0.93 ($1,016) ($2.71) Fiscal year 2020 results significantly impacted by COVID- related store closures FY 2020 P&L Summary

10 +7% (22%)(6%)+0% +26% Q4 2020 Comparable Sales Growth

BRAND CHANNEL REGION Note: All data based on Q4 2020 net sales. (1) Includes Strip and Lifestyle Centers. (2) Includes Open Malls and Outlet Centers. ■ U.S. 86% ■ Canada 6% ■ Asia 5% ■ Europe 2% ■ Other 1% ■ Old Navy 54% ■ Gap 25% ■ Banana Republic 11% ■ Athleta 8% ■ Other 2% 11 Q4 2020 Revenue Breakdown • Higher-margin Old Navy and Athleta are 62% of company sales and on a path to 70% by 2023 • Highly-attractive online, strip, and street locations are ~80% of company sales ■ Online 45% ■ Strip 30%(1) ■ Indoor Mall 16% ■ Open Mall 6%(2) ■ Street 3%

Delivering an omni-experience and extending our reach Our leading omni-channel platform is allowing our customers to shop safely and seamlessly with us from anywhere 183 MILLION global customer file; representing 14% growth year-over-year in Q4 2020 (1) ~44% INCREASE in customers shopping online in Q4 2020 vs. last year (2) ~6.4 MILLION customers enrolled into our multi-tender loyalty program in Q4 2020 12 (1) 183 million refers to total number of recognized customers directly accessible for marketing outreach as of the end of fiscal year 2020. (2) Represents growth in number of unique customers who have made an online purchase on our site.

13 Completed 228 Gap and Banana Republic net store closures globally in 2020 Rationalizing Our Store Fleet 1843 1759 1531 2018 2019 2020 2021E Gap Banana Republic ~1430

Commitment to Environmental, Social & Governance Performance

ENVIRONMENTAL

11.2B
liters of water
saved in manufacturing since 2014

>65%
of waste diverted from landfill across U.S facilities
on track to meet our goal of diverting 80% by FY 2021

90MW
renewable-energy generation
wind project which generates enough clean energy to power half of our stores

SOCIAL

Ranked 100%
in HRC's Corporate Equality Index
for the 14th year in a row

1,600+
youth hired
through our first-jobs program, This Way Ahead.

>800k
Women & Girls reached through P.A.C.E. program
since the program launched in 2007

GOVERNANCE

6 of 13
Directors are women*

*effective March 22, 2021

Annual Global Sustainability Report
with SASB disclosure since 2018

Regular Board & Committee Oversight
including Governance and Sustainability Committee

Gap Inc.

Diluted Earnings per Share $1.20 - $1.35 Net Sales Growth Mid to high-teens Operating Margin About 5% Net Interest Expense About $210 million Effective Tax Rate About 25% Capital Expenditures About $800 million FISCAL 2021 Outlook A S O F M A R C H 4 , 2 0 2 1 15